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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated May 23, 1997, included or incorporated by reference in SkyWest, Inc.'s Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Salt Lake City, Utah
January 21, 1998